Enterprise Financial Services Corp 2021 Fourth Quarter Earnings Webcast Exhibit 99.2

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the Company's integration of First Choice Bancorp ("First Choice") and other acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to efficiently integrate acquisitions, including the First Choice acquisition, into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic conditions, risks associated with rapid increases or decreases in prevailing interest rates, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in regulatory requirements, changes in accounting policies and practices or accounting standards, changes in the method of determining LIBOR and the phase-out of LIBOR, natural disasters, war or terrorist activities, or pandemics, including the COVID-19 pandemic, and their effects on economic and business environments in which we operate including the ongoing disruption to the financial market and other economic activity caused by the COVID-19 pandemic, and those factors and risks referenced from time to time in EFSC’s filings with the Securities and Exchange Commission ("SEC"), including in the Company's Annual Reports on Form 10-K for the fiscal year ended December 31, 2020, and the Company's other filings with the SEC. For any forward-looking statements made in this report or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Financial Highlights - 4Q21 Capital • Tangible Common Equity/Tangible Assets* 8.13%; Adjusted for PPP* 8.31% • Quarterly dividend of $0.20 per share, increased 5% to $0.21 in first quarter 2022 • Repurchased 577,478 shares at an average price of $47.65 per share • Redeemed $50.0 million subordinated debentures • Issued $75.0 million of 5% noncumulative perpetual preferred stock • Net Income $50.8 million; Earnings per Share $1.33; $1.37 adjusted EPS* for merger-related expenses • PPNR* $63.3 million • ROAA 1.52%; PPNR ROAA* 1.89% • ROATCE* 18.81% Earnings *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans & Deposits • Total Loans $9.0 billion • PPP Loans, $272 million, net of deferred fees • Loan/Deposits 79% • Total Deposits $11.3 billion • Noninterest-bearing Deposits/Total Deposits 40% Asset Quality • Nonperforming Assets/Assets 0.23% • Nonperforming Loans/Loans 0.31% • Allowance Coverage Ratio 1.61%; 1.84% adjusted for guaranteed loans including PPP Acquisitions • Completed acquisition of First Choice Bancorp on July 21, 2021 • Completed core systems integration of First Choice Bancorp on October 18, 2021 3

Areas of Focus Organic Loan Growth and Pipeline Leverage Position as Top 10 SBA Lender in 7a Loans Talent Acquisitions to Accelerate Higher Growth Specialty Segments and Geographic Markets Expand Strategic Approach to Loan Participations Expand Tax Credit Business, Geographically • Awarded $60 million allocation from New Markets Tax Credit program in 3Q21 Workforce Opportunities • Remote Workforce and Return to Office • Economical Branch Structure 4

In Millions 25% Total Loan Growth PPP* $613 PPP $397 *Excludes Seacoast PPP loans of $86 million included in acquisition total. **Excludes First Choice PPP loans of $206 million included in acquisition total. Seacoast $1,224 First Choice $1,944 Total Loan Trends PPP** $233 PPP $738 PPP $272 5

Loan Details - LTM 4Q21 4Q20 LTM Change First Choice Net Organic Change C&I $ 1,538 $ 1,103 $ 435 $ 299 $ 136 CRE, Investor Owned 1,955 1,421 534 554 (20) CRE, Owner Occupied 1,113 826 287 291 (4) SBA loans*1 1,241 896 345 164 181 Sponsor Finance* 508 396 112 — 112 Life Insurance Premium Financing* 594 534 60 — 60 Tax Credits* 487 383 104 — 104 Residential Real Estate 431 318 113 152 (39) Construction and Land Development 626 474 152 174 (22) Other 253 175 78 32 46 Subtotal $ 8,746 $ 6,526 $ 2,220 $ 1,666 $ 554 SBA PPP loans 272 699 (427) 149 (576) Total Loans $ 9,018 $ 7,225 $ 1,793 $ 1,815 $ (22) *Specialty loan category. 1Includes $854 and $575 million of SBA guaranteed loans for 4Q21 and 4Q20, respectively. In Millions 6

Loan Details - QTR 4Q21 3Q21 QTR Change C&I $ 1,538 $ 1,458 $ 80 CRE, Investor Owned 1,955 1,935 20 CRE, Owner Occupied 1,113 1,163 (50) SBA loans*1 1,241 1,200 41 Sponsor Finance* 508 455 53 Life Insurance Premium Financing* 594 573 21 Tax Credits* 487 462 25 Residential Real Estate 431 520 (89) Construction and Land Development 626 652 (26) Other 253 260 (7) Subtotal $ 8,746 $ 8,678 $ 68 SBA PPP loans 272 439 (167) Total Loans $ 9,018 $ 9,117 $ (99) *Specialty loan category. 1Includes $854 million and $808 million of SBA guaranteed loans for 4Q21 and 3Q21, respectively. In Millions 7

Total Loans By Business Unit In Millions Note: Excludes PPP and Other loans **3Q21 includes First Choice acquisition *3Q21 includes acquired First Choice SBA loans 8

Specialty Deposits Community Associations $658 million in deposit accounts specifically designed to serve the needs of community associations. Property Management $444 million in deposits. Specializing in the compliance of Property Management Trust Accounts. Third-Party Escrow $441 million in deposits. Growing product line providing independent escrow services. Trust Services $81 million in deposit accounts. Providing services to nondepository trust companies. Specialty deposits of $2.2 billion represent 20% of total deposits. Includes high composition of noninterest-bearing deposits with a low cost of funds. Other $598 million in deposit accounts primarily related to Sponsor Finance and Life Insurance Premium Financing loans. 1Q21 2Q21 3Q21 4Q21 Community Assoc Property Mgmt Third- Party Escrow Trust Services Other $— $250 $500 $750 In Millions 9

Earnings Per Share Trend - 4Q21 Change in EPS 10

Net Interest Income Trend In Millions 32% NII Growth PPP Income $10.3 PPP Income $4.9 PPP Income $8.5 PPP Income $7.9 PPP Income $6.0 * First Choice acquisition completed 7/21/21. 11

Net Interest Margin Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 3Q21 3.40 % Cash/Liquidity (0.09) % Loans 0.03 % Investments (0.03) % Cost of Funds 0.01% 4Q21 3.32 % Net Interest Margin Trend Net Interest Margin Bridge 12

Credit Trends for Loans 4Q21 3Q21 4Q20 NPAs/Assets 0.23% 0.35% 0.45% NPLs/Loans 0.31% 0.46% 0.53% ACL/NPLs 517.6% 366.0% 354.9% ACL/Loans** 1.84% 1.94% 2.31% Annualized Net Charge-offs (Recoveries) to Average Loans In Millions bps bps bps bps bps In Millions Loan Growth and Average Line of Credit Utilization* *Excludes acquisition of Seacoast for 4Q20 & First Choice for 3Q21 **Excludes guaranteed loans. *Excludes acquisition of Seacoast for 4Q20 and acquisition of First Choice for 3Q21 **Excludes guaranteed loans. 13

Allowance for Credit Losses for Loans In Thousands • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 4Q21 In Thousands Loans ACL ACL as a % of Loans Commercial and industrial $ 3,392,375 $ 63,825 1.88 % Commercial real estate 4,176,928 53,437 1.28 % Construction real estate 734,073 14,536 1.98 % Residential real estate 454,052 7,927 1.75 % Other 260,214 5,316 2.04 % Total $ 9,017,642 $ 145,041 1.61 % Reserves on sponsor finance, which is included in the categories above, represented $18.2 million. Total ACL percentage of loans excluding PPP and other government guaranteed loans was 1.84% Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Retail Sales ◦ CRE Index 14

Noninterest Income Trend Other Fee Income DetailFee Income In Millions 19.3% 12.5% 16.5% 15.3% 18.1% 15

Operating Expenses Trend Other Operating Expenses DetailOperating Expenses In Millions 50.9% 55.2% 51.9% 51.3% 49.2% 16

Capital

Tangible Common Equity/Tangible Assets*



9.07%
8.84%
8.66%
8.71%
8.31%
4Q20
1Q21
2Q21
3Q21
4Q21

TBV and Dividends per Share



$0.18
$0.18
$0.18
$0.19
$0.20
$25.48
$25.92
$26.85
$27.38
$28.28
4Q20
1Q21
2Q21
3Q21
4Q21
TBV/Share
Dividends per Share

Regulatory Capital



14.9%
15.1%
14.9%
14.5%
14.7%
10.0%
8.0%
6.5%
12.1%
10.9%
12.3%
11.0%
12.3%
11.1%
12.2%
11.2%
13.0%
11.3%
Minimum "Well Capitalized" Ratio
4Q20
1Q21
2Q21
3Q21
4Q21
CET1
Tier 1
Total Risk Based Capital

*A Non-GAAP Measure, Refer to Appendix for Reconciliation. Excludes PPP loans.

EFSC Capital Strategy: Low Cost - Highly Flexible

High Capital Retention Rate
- Strong earnings profile
- Sustainable dividend profile

Supporting Robust Asset Growth
- Organic loan and deposit growth
- High quality M&A to enhance commercial franchise and geographic diversification

Maintain High Quality Capital Stack
- Minimize WACC over time (preferred, sub debt, etc.)
- Optimize capital levels T1 Common ~10%, Tier 1 ~12%, and Total Capital ~14%
- Redeemed $50MM subordinated debentures and issued $72.0 million, net, of 5% noncumulative perpetual preferred stock in 4Q21

Maintain 8-9% TCE
- Common stock repurchases
  - 577,478 repurchased at average price of $47.65 in 4Q21; 1,299,527 repurchased at average price of $46.62 YTD 21
- M&A deal structures
- Drives ROATCE above peer levels

17

Appendix Fourth Quarter 2021 Earnings Webcast

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, and the tangible common equity ratio, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, and the tangible common equity ratio, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 19

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 SHAREHOLDERS’ EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS Shareholders’ equity $ 1,529,116 $ 1,439,635 $ 1,118,301 $ 1,092,497 $ 1,078,975 Less preferred stock 71,988 — — — — Less goodwill 365,164 365,415 260,567 260,567 260,567 Less intangible assets 22,286 23,777 20,358 21,670 23,084 Tangible common equity $ 1,069,678 $ 1,050,443 $ 837,376 $ 810,260 $ 795,324 Total assets $ 13,537,358 $ 12,888,016 $ 10,346,993 $ 10,190,699 $ 9,751,571 Less goodwill 365,164 365,415 260,567 260,567 260,567 Less intangible assets 22,286 23,777 20,358 21,670 23,084 Tangible assets $ 13,149,908 $ 12,498,824 $ 10,066,068 $ 9,908,462 $ 9,467,920 Tangible common equity to tangible assets 8.13% 8.40% 8.32% 8.18% 8.40% 20

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 CALCULATION OF PRE-PROVISION NET REVENUE Net interest income $ 102,060 $ 97,273 $ 81,738 $ 79,123 $ 77,446 Noninterest income 22,630 17,619 16,204 11,290 18,506 Less noninterest expense 63,694 76,885 52,456 52,884 51,050 Branch-closure expenses — 3,441 — — — Merger-related expenses 2,320 14,671 1,949 3,142 2,611 PPNR $ 63,316 $ 56,119 $ 47,435 $ 40,671 $ 47,513 Average assets $ 13,267,193 $ 12,334,558 $ 10,281,344 $ 9,940,052 $ 9,141,159 ROAA - GAAP net income 1.52% 0.45% 1.50% 1.22% 1.26 % PPNR ROAA - PPNR 1.89% 1.81% 1.85% 1.66% 2.07 % Quarter ended ($ in thousands) Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 IMPACT OF PAYCHECK PROTECTION PROGRAM Tangible assets - Non-GAAP (see reconciliation above) $ 13,149,908 $ 12,498,824 $ 10,066,068 $ 9,908,462 $ 9,467,920 PPP loans outstanding, net (271,958) (438,959) (396,660) (737,660) (698,645) Adjusted tangible assets - Non-GAAP $ 12,877,950 $ 12,059,865 $ 9,669,408 $ 9,170,802 $ 8,769,275 Tangible common equity Non - GAAP (see reconciliation above) $ 1,069,678 $ 1,050,443 $ 837,376 $ 810,260 $ 795,324 Tangible common equity to tangible assets 8.13% 8.40% 8.32% 8.18% 8.40 % Tangible common equity to tangible assets - adjusted tangible assets 8.31% 8.71% 8.66% 8.84% 9.07 % AVERAGE SHAREHOLDERS’ EQUITY AND AVERAGE TANGIBLE COMMON EQUITY Average shareholder’s equity $ 1,495,396 Less average preferred stock 35,322 Less average goodwill 365,164 Less average intangible assets 23,008 Average tangible common equity $ 1,071,902 Return on average tangible common equity 18.81% 21

Reconciliation of Non-GAAP Financial Measures Quarter ended Year ended ($ in thousands) Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Dec 31, 2021 Dec 31, 2020 CORE PERFORMANCE MEASURES Net interest income $ 102,060 $ 97,273 $ 81,738 $ 79,123 $ 77,446 $ 360,194 $ 270,001 Less incremental accretion income — — — — 856 — 4,083 Core net interest income 102,060 97,273 81,738 79,123 76,590 360,194 265,918 Total noninterest income 22,630 17,619 16,204 11,290 18,506 67,743 54,503 Less gain on sale of investment securities — — — — — — 421 Less gain on sale of other real estate owned — 335 549 — — 884 — Less other non-core income — — — — — — 265 Core noninterest income 22,630 17,284 15,655 11,290 18,506 66,859 53,817 Total core revenue 124,690 114,557 97,393 90,413 95,096 427,053 319,735 Total noninterest expense 63,694 76,885 52,456 52,884 51,050 245,919 167,159 Less other expenses related to non-core acquired loans — — — — 8 — 57 Less branch closure expenses — 3,441 — — — 3,441 — Less merger-related expenses 2,320 14,671 1,949 3,142 2,611 22,082 4,174 Core noninterest expense 61,374 58,773 50,507 49,742 48,431 220,396 162,928 Core efficiency ratio 49.22% 51.30% 51.86% 55.02% 50.93% 51.61% 50.96 % Quarter ended Year ended (in thousands, except per share data) Dec 31, 2021 Sep 30, 2021 Dec 31, 2021 Dec 31, 2020 IMPACT OF MERGER-RELATED EXPENSES Net income - GAAP $ 50,811 $ 13,913 $ 133,055 $ 74,384 Merger-related expenses 2,320 14,671 22,082 4,174 Branch-closure expenses — 3,441 3,441 — CECL double count — 25,353 25,353 8,557 Related tax effect (775) (10,340) (12,382) (2,734) Adjusted net income - Non-GAAP $ 52,356 $ 47,038 $ 171,549 $ 84,381 Average diluted common shares 38,311 36,946 34,496 26,989 EPS - GAAP net income $ 1.33 $ 0.38 $ 3.86 $ 2.76 EPS - Adjusted net income $ 1.37 $ 1.27 $ 4.97 $ 3.13 22

Q & A Fourth Quarter 2021 Earnings Webcast